Exhibit 10.3

EMPLOYMENT TRANSITION AGREEMENT

This Employment Transition Agreement (this “Agreement”) is entered into between Michael Ramsay, an individual (“Executive”), and TiVo Inc., (the “Company”), effective as of July 29, 2005 (the “Effective Date”).

WHEREAS, the Company desires to retain Executive to provide services to the Company and wishes to provide Executive with certain compensation and benefits in return for Executive’s services; and

WHEREAS, Executive wishes to provide services to the Company in return for certain compensation and benefits.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a) Board. “Board” means the board of directors of the Company.

(b) Cause. “Cause” means, unless Executive fully corrects the circumstances constituting Cause (provided such circumstances are capable of correction) prior to the Date of Termination, (a) Executive’s willful and continued failure to substantially perform his duties or services to the Company, including his duties as a member of the Board (other than any such failure resulting from Executive’s incapacity due to physical or mental illness or any such actual or anticipated failure after his issuance of a Notice of Termination (as defined below) for Good Reason), after a written demand for substantial performance is delivered to Executive by the Board, which demand specifically identifies the manner in which the Board believes that Executive has not substantially performed his duties or services to the Company, (b) Executive’s willful and continued failure to substantially follow and comply with the specific and lawful directives of the Chief Executive Officer of the Company or the Board, as reasonably determined by the Board (other than any such failure resulting from Executive’s incapacity due to physical or mental illness or any such actual or anticipated failure after his issuance of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to Executive by the Board, which demand specifically identifies the manner in which the Board believes that Executive has not substantially performed his duties or services to the Company, (c) Executive’s willful commission of an act of fraud or dishonesty resulting in material economic or financial injury to the Company, (d) Executive’s conviction of, or entry by Executive of a guilty or no contest plea to, the commission of a felony involving moral turpitude, or (e) Executive’s breach of the non-disparagement provisions of Section 10 of this Agreement or any material breach of his confidential or proprietary information obligations to the Company. For purposes of this Section 1(b), no act, or failure to act, on Executive’s part shall be deemed “willful” unless done, or omitted to be done, by him not in good faith.

(c) Change of Control. “Change of Control” means, in one or a series of related transactions, (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a sale by the stockholders of the Company of the voting stock of the Company to another corporation and/or its subsidiaries or other person or group that results in the ownership by such corporation and/or its subsidiaries or other person or group (the “Acquiring Entity”) of eighty percent (80%) or more of the combined voting power of all classes of the voting stock of the Company entitled to vote; provided, however, that a sale by the stockholders of the Company of voting stock that results in the ownership by such Acquiring Entity of less than eighty percent (80%) of the combined voting power of all classes of the voting stock of the Company entitled to vote shall nonetheless constitute a Change of Control if it results in the Acquiring Entity having the ability to appoint a majority of the members of the Board, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) a reverse merger in which the Company is the surviving corporation but less than fifty-one percent (51%) of the shares of the Company’s common stock outstanding immediately after the merger are beneficially owned by the Company’s stockholders (as determined immediately before the merger).

(d) Constructive Termination as a Director. “Constructive Termination as a Director” means the occurrence of any one or more of the following events without Executive’s prior written consent, unless the Company fully corrects the circumstances constituting Constructive Termination as a Director (provided such circumstances are capable of correction) prior to the Date of Termination, (i) the Company’s failure to timely pay Executive compensation or reimbursement owed to him by virtue of his service as a non-employee member of the Board within seven (7) days of the date such compensation or reimbursement is due, (ii) the Company’s failure to provide Executive with notice of Board meetings and Board meeting materials at a time no later than such are provided to other Board members generally, (iii) holding one or more meetings of the Board including substantially all of the Board and intentionally excluding Executive, unless Executive’s inclusion in such meetings would present a conflict of interest, (iv) a majority of the Board requests that Executive resign from the Board (other than for reasons that would constitute Cause hereunder), (v) the Company’s failure to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 14(b)(i) hereof, or (vi) the Company’s breach of the non-disparagement provisions of Section 10 of this Agreement.

(e) Date of Termination. “Date of Termination” means (i) if Executive’s employment by or service to the Company under this Agreement is terminated due to his death, the date of his death; (ii) if Executive’s employment by or service to the Company is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that Executive shall not have returned to the full time performance of his duties or services to the Company under this Agreement during such thirty (30) day period); and (iii) if Executive’s employment by or service to the Company under this Agreement is terminated for any reason other than death or Disability, the date specified in the Notice of Termination (which, in the case of a termination by the Company without Cause shall not be less than thirty (30) days from the date such Notice of Termination is given, and in the case of a termination by Executive for Good Reason, for Constructive Termination as a Director or by the Company for Cause shall not be less than fifteen (15) nor more than thirty (30) days from the date such Notice of Termination is given).

(f) Disability. “Disability” means Executive’s absence from the full-time performance of his duties or services to the Company with the Company for six (6) consecutive months by reason of Executive’s physical or mental illness.

(g) Good Reason. “Good Reason” means the occurrence of any one or more of the following events without Executive’s prior written consent, unless the Company fully corrects the circumstances constituting Good Reason (provided such circumstances are capable of correction) prior to the Date of Termination:

(i) the Company’s reduction of Executive’s base salary or retainer as provided for in this Agreement;

(ii) the relocation of the Company’s offices at which Executive is providing services such that Executive’s one-way daily commute from his principal residence to the Company’s offices at which he is providing services is increased by more than fifty (50) miles;

(iii) the Company’s failure to pay to Executive any portion of his then current compensation under Section 4 below within seven (7) days of the date such compensation is due;

(iv) the Company’s failure to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 14(b)(i) hereof;

(v) any purported termination of Executive’s employment or service under this Agreement that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 1(i) hereof (and, if applicable, the requirements of Section 1(b) hereof), which purported termination shall not be effective for purposes of this Agreement; or

(vi) the Company’s breach of the non-disparagement provisions of Section 10 of this Agreement.

Executive’s right to terminate his employment by or service to the Company pursuant to this Section 1(g) shall not be affected by his incapacity due to physical or mental illness. Executive’s continued service shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

(h) New Outside Technology. “New Outside Technology” shall mean any technology that, as of the Effective Date, is not embodied in any released or beta test product of the Company or would be reasonably deemed to be within the Company’s long-term business plan. Without limitation, a technology will be deemed embodied in a product if the product or its use would infringe the associated intellectual property rights owned or controlled by the Company.

(i) Notice of Termination. Any purported termination of Executive’s employment by or service to the Company by the Company or by Executive (other than termination due to Executive’s death, which shall terminate Executive’s employment or service automatically), including a termination from Board membership following a Constructive Termination as a Director, shall be communicated by a written Notice of Termination to the other party hereto in accordance with Section 14(g). For purposes of this Agreement, “Notice of Termination” shall mean a notice that shall indicate the specific termination provision in this Agreement (if any) relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive’s employment or Board membership under the provision so indicated.

(j) Stock Awards. “Stock Awards” means all stock options, stock appreciation rights, restricted stock and such other awards granted pursuant to the Company’s stock option and equity incentive award plans or agreements and any shares of stock issued upon exercise thereof.

2. Transition Period.

(a) First Transition Period. During the period commencing on the Effective Date and ending on September 9, 2005 (the “First Transition Period”), Executive will continue to be employed by the Company.

(b) Second Transition Period. Following the First Transition Period. Executive shall continue to be employed by the Company for a period of six (6) months (the “Second Transition Period”).

(c) Subsequent Transition Periods. Following the end of the Second Transition Period, Executive may continue to be employed by the Company for additional six-month periods as shall be mutually agreed upon by Executive and the Chief Executive Officer of the Company (the “Subsequent Transition Periods,” and together with the First Transition Period and the Second Transition Period, the “Transition Period”). The parties expressly acknowledge that the Chief Executive Officer may determine that there will be no Subsequent Transition Periods.

(d) Status as Employee. During the Transition Period, Executive shall continue to be considered an employee of the Company for all purposes, including for purposes of state and federal income taxation. Subject to Section 5, the Company and Executive acknowledge that Executive’s employment under this Agreement may be terminated by either party at any time for any or no reason, with or without notice.

3. Duties and Services.

(a) Scope of Services During Transition Period. Executive shall devote such percentage of his business time and effort to the performance of his services hereunder as may be mutually agreed upon by the Chief Executive Officer of the Company and Executive. Executive shall, upon the request or direction of the Board or the Chief Executive Officer of the Company, provide such additional information, advice and assistance concerning matters that are within the scope of Executive’s knowledge and expertise. The scope of Executive’s services during the Transition Period shall include, but is not necessarily limited to, serving as

Chairman of the Technology Advisory Committee and the Company’s beta test program and providing other advice and assistance that reasonably falls within Executive’s knowledge and expertise. During the First Transition Period, Executive shall also assist the Company’s Chief Executive Officer with transition matters. Executive’s advice shall be of an advisory nature and Company shall not have any obligation to follow such advice. During the Transition Period, Executive shall continue to be provided with office space, voicemail access, email access and such other support as the Company may determine in good faith is necessary for Executive’s satisfactory performance of his services hereunder.

(b) Availability. Executive shall be available to provide services under this Agreement during normal business hours (“normal business hours” being 9:00 a.m. to 5:00 p.m. Pacific Time on any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of California or is a day on which banking institutions located in California are authorized or required by law or other governmental action to close). If requested by the Board or the Chief Executive Officer of the Company, Executive shall provide the services in person at the principal executive offices of Company or at another location to be mutually agreed by Executive and the Chief Executive Officer of the Company, unless Executive is on a scheduled vacation. The Company shall reasonably accommodate Executive’s schedule when requesting Executive’s assistance pursuant to this Section 3(b). The Company acknowledges and agrees that Executive’s service during the Transition Period will be on a limited, part-time basis, and the Company agrees to not make unreasonable demands on Executive’s time during the Transition Period.

(c) Continued Board Membership. Executive shall continue to serve as a member of the Board following the Effective Date. Following the expiration of the Executive’s current term on the Board, Executive will be considered for continued membership on the Board upon the mutual agreement of the Board and Executive. Following the expiration of the First Transition Period, Executive shall be considered a non-employee member of the Board regardless of whether or not he continues to be an employee of the Company for the remainder of the Transition Period. For his service as a non-employee member of the Board, Executive shall be eligible to receive director fees and Stock Awards in accordance with standard Company policy regarding such fees and Stock Awards for non-employee members of the Board.

4. Compensation.

(a) First Transition Period. During the First Transition Period, Executive shall be entitled to receive the following compensation and benefits from the Company:

(i) The Company shall pay to Executive his base salary as was in effect immediately prior to the Effective Date, payable in accordance with the Company’s standard payroll practices;

(ii) The Company shall pay to Executive fifty percent (50%) of Executive’s target cash bonus for the fiscal year in which the end of the First Transition Period occurs, based on the Company’s achievement of the relevant performance targets through July 31, 2005 (the “July Bonus”). Such cash bonus shall be paid as soon as practicable following

July 31, 2005. If, following the end of the fiscal year in which the end of the First Transition Period occurs, fifty percent (50%) of Executive’s target cash bonus for such fiscal year, calculated based on the Company’s actual performance for the full fiscal year (the “Actual Bonus Amount”), is greater than the July Bonus, the Company shall pay to Executive an additional cash bonus equal to the amount by which the Actual Bonus Amount exceeds the July Bonus at the time Company bonuses are customarily paid to Company employees;

(iii) Executive shall be eligible to participate in any employee benefit plans or programs, including but not limited to group medical, dental, and vision benefits, life and disability insurance benefits, long term care insurance, and other programs, maintained or established by the Company to the same extent as full-time employees of the Company, subject to the generally applicable terms and conditions of the plan or program in question relating to full-time employees and the determination of any committee administering such plan or program; and

(iv) All accrued but unpaid vacation earned by Executive shall be paid to Executive by the Company on the last day of the First Transition Period.

(b) Second and Subsequent Transition Periods. During the Second Transition Period and the Subsequent Transition Periods, if any, Executive shall be entitled to receive the following compensation and benefits from the Company:

(i) The Company shall pay Executive a base salary of $100,000 per year, payable monthly in accordance with the Company’s standard payroll practices; and

(ii) Executive will be eligible for continued benefits as described in Section 4(a)(iii) above.

(c) Expenses. The Company shall reimburse Executive for reasonable out-of-pocket business expenses incurred in connection with the performance of his services hereunder, subject to (i) such written policies as the Company may from time to time establish, and (ii) Executive furnishing the Company with evidence in the form of receipts satisfactory to the Company substantiating the claimed expenditures.

(d) Stock Awards. During the Transition Period, and thereafter for so long as Executive continues to serve as a member of the Board, all of Executive’s unexercised Stock Awards shall continue to vest and be exercisable, if applicable, pursuant to the terms of the Company equity plan(s) and stock award agreements pursuant to which they were granted; provided, however, that the vesting of Executive’s stock options to purchase 250,000 shares of the Company’s common stock granted on March 11, 2005 (the “CEO Stock Options”) shall be automatically adjusted so that (A) the vesting period of such CEO Stock Options shall be extended to twice the length of the remaining vesting period at the Effective Date and (B) the number of shares of the Company’s common stock subject to such CEO Stock Options vesting on each vesting date during the extended vesting period shall be proportionately adjusted to reflect such extension, it being understood that such changes shall be implemented so that one hundred percent (100%) of the CEO Stock Options will vest by the end of the revised vesting schedule. Notwithstanding the foregoing, following the Effective Date, Executive shall not be entitled to any additional grants of Stock Awards, except grants to which Executive may be entitled as a non-employee member of the Board.

5. Termination and Severance. Executive shall be entitled to receive benefits upon termination of his employment by the Company during the Transition Period and the termination of his service as a member of the Board only as set forth in this Section 5:

(a) Termination. If Executive’s employment by the Company during the Transition Period terminates for any reason, or if Executive’s service as a member of the Board terminates for any reason, Executive shall not be entitled to any payments, benefits, damages, awards or compensation other than as provided in this Agreement. This Agreement shall automatically terminate upon the death of Executive.

(b) Payments Upon Termination of Transition Period.

(i) Termination For Cause, Voluntary Resignation Without Good Reason or Expiration of Second or Subsequent Transition Periods. If Executive’s employment by the Company during the Transition Period is terminated (x) by the Company for Cause, (y) by Executive other than for Good Reason, or (z) as a result of the expiration of the Second Transition Period or a Subsequent Transition Period and the non-renewal of Subsequent Transition Periods, the Company shall pay Executive (or his estate) all amounts due and payable under Section 4 above up to and including the Date of Termination, and the Company shall have no further obligations to Executive (or his estate) under this Section 5(b). The foregoing shall be in addition to, and not in lieu of, any and all other rights and remedies which may be available to the Company under the circumstances, whether at law or in equity.

(ii) Termination Without Cause or for Good Reason. If Executive’s employment by the Company during the Transition Period is terminated (y) by the Company other than for Cause or Disability, (y) by Executive for Good Reason, then, subject to Section 9, Executive shall be entitled to receive the benefits provided below:

(A) the Company shall pay to Executive all amounts due and payable under Section 4 above up to and including the Date of Termination;

(B) the Company shall pay to Executive all base salary and bonus amounts which would be payable to Executive pursuant to Section 4 for the six (6) month period following the Date of Termination, payable to Executive at the same times and in the same manner as such amounts would be payable to Executive had his employment not been terminated; and

(C) for the period beginning on the Date of Termination and ending on the earlier of (i) the date which is six (6) full months following the Date of Termination or (ii) the first day of Executive’s eligibility to participate in a comparable group health plan maintained by a subsequent employer, Executive will be eligible for continued benefits as described in Section 4(a)(iii) above. At the termination of the benefits coverage under the first sentence of this Section 5(b)(ii)(C), Executive and his dependents shall be entitled to continuation coverage to the extent required under COBRA (and, if applicable, Cal-COBRA) at Executive’s expense.

(iii) Termination Due to Death or Disability. If Executive’s employment by the Company during the Transition Period is terminated due to Executive’s death or Disability while Executive is a member of the Board, then Executive (or his estate or personal representative) shall receive the accelerated vesting of his Stock Awards and post-termination exercise period specified in Section 5(c)(i) hereof.

(iv) No Duplication of Benefits. Executive shall only be entitled to receive the severance and benefits described in Section 5(b)(ii) upon the termination of his employment by the Company during the Transition Period as described above and a termination of his service as a member of the Board without a corresponding termination of his employment by the Company during the Transition Period will not entitle Executive to such severance and benefits. In the event that, following a termination of Executive’s employment by the Company during the Transition Period, Executive continues to serve as a member of the Board, Executive shall not receive any additional benefits under Section 5(b)(ii) upon the termination of Executive’s service as a member of the Board.

(c) Termination of Service as a Member of the Board.

(i) Termination Prior to August 1, 2007. If, prior to August 1, 2007, (x) Executive’s service as a member of the Board is terminated by the Company for any reason other than for Cause or as a result of Executive’s death or Disability, (y) if Executive resigns from the Board following a Constructive Termination as a Director, or (z) if Executive is not renominated for election to the Board at or following the expiration of his current term, then, subject to Section 9, the vesting and/or exercisability of each of Executive’s outstanding Stock Awards shall be automatically accelerated on the date of termination of Executive’s service as a member of the Board as to the lesser of (A) the number of Stock Awards that would vest over the twelve (12) month period following the date of termination had Executive remained as a member of the Board during such period, or (B) the number of Stock Awards that would vest over the period commencing on the date of termination and ending on July 31, 2007 had Executive remained as a member of the Board during such period; provided, however, that in no event shall the accelerated vesting pursuant to this sentence apply to less than the number of Stock Awards that would vest over the six (6) month period following the date of termination had Executive remained as a member of the Board during such period. In addition, Executive’s Stock Awards shall remain exercisable by Executive for a period of one (1) year following the date of termination or such shorter maximum period as will not result in adverse tax consequences to Executive under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder.

(ii) Termination On or After August 1, 2007. If, on or after August 1, 2007, (x) Executive’s service as a member of the Board is terminated by the Company for any reason other than for Cause or as a result of Executive’s death or Disability, (y) if Executive resigns from the Board following a Constructive Termination as a Director, or (z) if Executive is not renominated for election to the Board following the expiration of his current term, then, subject to Section 9, the vesting and/or exercisability of each of Executive’s outstanding Stock Awards shall be automatically accelerated on the date of termination of Executive’s service as a member of the Board as to the number of Stock Awards that would vest over the six (6) month period following the date of termination had Executive remained as a member of the Board during such period. In addition, Executive’s Stock Awards shall remain exercisable by Executive for a period of one (1) year following the date of termination or such shorter maximum period as will not result in adverse tax consequences to Executive under Section 409A of the Code and the Treasury Regulations thereunder.

(iii) No Duplication of Benefits. Executive shall only be entitled to receive the benefits described in this Section 5(c) upon the termination of his service as a member of the Board as described above and a termination of his employment by the Company during the Transition Period without a corresponding termination of his service as a member of the Board will not entitle Executive to such benefits. In the event that, following a termination of Executive’s service as a member of the Board, Executive continues to serve as an employee or consultant to the Company, (i) Executive’s Stock Awards shall continue to vest pursuant to the vesting schedules applicable to such Stock Awards after giving effect to the foregoing acceleration for so long as Executive continues to serve as an employee or consultant to the Company (i.e., the shares that would otherwise vest last shall accelerate and the Stock Awards shall continue monthly vesting at the same rate as prior to the acceleration), and (ii) Executive shall not receive any additional benefits under this Section 5(c) upon the termination of Executive’s employment by or service to the Company. In the event that Executive’s service as a member of the Board is terminated at the same time as the termination of his employment by the Company during the Transition Period, Executive shall be entitled to receive benefits under Section 5(a) or 5(b), as applicable, in addition to any benefits to which he is entitled under this Section 5(c).

(d) Change of Control. In the event of a Change of Control prior to the termination of Executive’s service as a member of the Board or his service as an employee during the Transition Period, the vesting and/or exercisability of each of Executive’s outstanding Stock Awards shall be automatically accelerated on the effective date of the Change of Control as to a number of Stock Awards equal to the lesser of (i) the number of Stock Awards that would vest over the twelve (12) month period following the effective date of the Change of Control pursuant to the vesting schedule applicable to such Stock Awards, or (ii) the number of Stock Awards that would vest over the period commencing on the effective date of the Change of Control and ending on July 31, 2007 pursuant to the vesting schedule applicable to such Stock Awards; provided, however, that in no event shall the accelerated vesting pursuant to this sentence apply to less than the number of Stock Awards that would vest over the nine (9) month period following the effective date of the Change of Control pursuant to the vesting schedule applicable to such Stock Awards. In addition, Executive’s Stock Awards shall remain exercisable by Executive for a period of one (1) year following the date of his termination of employment or services or such shorter maximum period as will not result in adverse tax consequences to Executive under Section 409A of the Code and the Treasury Regulations thereunder. In the event that Executive’s service as a member of the Board is terminated on the effective date of a Change of Control, Executive shall receive benefits under Section 5(c) or this Section 5(d), whichever is more favorable to Executive, but he shall not be entitled to benefits under both Sections. In the event that Executive continues to be employed by or provide services to the Company or continues to serve as a member of the Board following the effective date of the Change of Control, (i) Executive’s Stock Awards shall continue to vest following the effective date of such Change of Control pursuant to the vesting schedules applicable to such Stock Awards after giving effect to the foregoing acceleration so long as Executive continues to serve as an employee or consultant to the Company or as a member of the Board (i.e., the shares that would otherwise vest last shall accelerate and the Stock Awards shall continue monthly vesting at the same rate as prior to the acceleration), and (ii) Executive shall not receive any additional benefits under Section 5(c) upon the termination of Executive’s service as a member of the Board.

(e) Exclusive Remedy. Except as otherwise expressly required by law (e.g., COBRA) or as specifically provided herein, all of Executive’s rights to severance, benefits, and other amounts hereunder (if any) accruing after the termination of Executive’s employment by or service to the Company shall cease upon such termination. In the event of a termination of Executive’s employment by the Company during the Transition Period or the termination of Executive’s service as a member of the Board, Executive’s sole remedy shall be to receive the payments and benefits described in this Section 5.

(f) Return of the Company’s Property. If Executive’s employment by or service to the Company is terminated for any reason, the Company shall have the right, at its option, to require Executive to vacate his offices prior to or on the effective Date of Termination and to cease all activities on the Company’s behalf. Upon the termination of his employment by or service to the Company in any manner, as a condition to the Executive’s receipt of any post-termination benefits described in this Agreement, Executive shall promptly surrender to the Company all lists, books and records containing Confidential Information (as defined below) and all other property belonging to the Company, it being distinctly understood that all such lists, books and records containing Confidential Information are the property of the Company; provided, however, that, in the event Executive continues to serve as a member of the Board following the Date of Termination, Executive shall be entitled to retain such lists, books, records and property as he is entitled to retain in his capacity as a member of the Board; provided, further, that Executive shall be able to keep copies of any materials relating to a New Outside Technology unless and until the Company is pursuing such New Outside Technology in accordance with Section 7 hereto.

(g) Retirement of Email Address. Following the Date of Termination, the Company shall permanently retire Executive’s email address (mike@tivo.com).

6. Resignation from Technology Advisory Committee. Upon the Company’s request at any time, Executive shall resign from his position as a member of the Company’s Technology Advisory Committee and any such request shall not constitute Good Reason or Constructive Termination as a Director for purposes of this Agreement, nor shall such resignation constitute a termination of any Transition Period then in effect.

7. New Outside Technology. If, during the Transition Period, Executive in the course of his employment for the Company obtains knowledge of a New Outside Technology and wishes to use the New Outside Technology, Executive may do so in accordance with this Section 7 provided that Company is not pursuing, planning to pursue, or evaluating in good faith whether to pursue commercialization of the New Outside Technology. Prior to Executive pursuing commercialization of the New Outside Technology, Executive shall notify the Chief Executive Officer in writing of the New Outside Technology and Executive’s interest in pursuing commercialization of such New Outside Technology. Company will be deemed to not be pursuing the New Outside Technology unless the Company acting in good faith notifies Executive in writing within 120 days of Executive’s notice that it is pursuing, planning to pursue or evaluating in good faith whether to pursue commercialization of the New Outside Technology. Notwithstanding any other agreement with Company, with respect to New Outside Technology that Executive obtains knowledge of during the Transition Period that Company is not pursuing or contemplating pursuing, Executive shall retain all right, title and interest (“Ownership”) in such New Outside Technology if Executive is a sole or joint inventor, author or other creator thereof provided that Executive provides Company with a non-exclusive, perpetual, royalty-free license, under any applicable patents embodied in such New Outside Technology. In order to obtain the foregoing rights with respect to New Outside Technology of which Executive obtains knowledge during the Transition Period, Executive shall be required to provide Company notice in advance of Executive’s commercializing such technology. Executive shall have no obligation to provide Company notice regarding Executive’s pursuing New Outside Technology of which Executive obtains knowledge after the Transition Period (“Post Transition Period New Outside Technology”). Executive will retain Ownership of any Post Transition Period New Outside Technology of which Executive is the sole or joint inventor, author or other creator. Without limiting the foregoing, it is agreed that the exploitation of New Outside Technology by Executive pursuant to this Section 7 shall not constitute Executive’s improper appropriation of the Company’s corporate opportunity or of the Company’s confidential or proprietary information and shall not subject Executive to any potential claim or liability from the Company or its affiliates.

8. Certain Covenants.

(a) Noncompetition. Except as may otherwise be approved by the Board, during the term of Executive’s employment by or service to the Company under this Agreement, Executive shall not have any ownership interest (of record or beneficial) in, or have any interest as an employee, salesman, consultant, officer or director in, or otherwise aid or assist in any manner, any firm, corporation, partnership, proprietorship or other business that engages in any county, city or part thereof in the United States and/or any foreign country in a business which competes directly with the Company’s business in such county, city or part thereof, so long as the Company, or any successor in interest of the Company to the business and goodwill of the Company, remains engaged in such business in such county, city or part thereof or continues to solicit customers or potential customers therein; provided, however, that Executive may own, directly or indirectly, solely as an investment, securities of any entity if Executive (x) is not a controlling person of, or a member of a group which controls, such entity; or (y) does not, directly or indirectly, own (A) five percent (5%) or more of any class of securities of any such entity which is traded on any national securities exchange, or (B) one percent (1%) or more of any class of securities of any such entity that is not traded on any national securities exchange (so long as Executive is not an officer, director, employee or consultant of or to such entity).

(b) Confidentiality. Executive hereby agrees that, during the term of this Agreement and thereafter, he shall not, directly or indirectly, disclose or make available to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, any Confidential Information (as defined below). Executive further agrees that, upon termination of his employment by or service to the Company, all Confidential Information in his possession that is in written or other tangible form (together with all copies or duplicates thereof, including computer files) shall be returned to the Company and shall not be retained by Executive or furnished to any third party, in any form except as provided herein; provided, however, that, in the event Executive continues to serve as a member of the Board following the Date of Termination, Executive shall be entitled to retain such lists, books, records and property as he is entitled to retain in his capacity as a member of the Board; provided, further, that, this Section 8(b) shall not apply to Confidential Information that (i) was publicly known at the time of disclosure to Executive, (ii) becomes publicly known or available thereafter other than by any means in violation of this Agreement or any other duty owed to the Company by Executive, (iii) is lawfully disclosed to Executive by a third party, (iv) is required to be disclosed by law or by any court, arbitrator, mediator or administrative or legislative body (including any committee thereof) with actual or apparent jurisdiction to order Executive to disclose or make accessible any information, or (v) is related to any litigation, arbitration or mediation between the parties, including, but not limited to, the enforcement of this Agreement. As used in this Agreement, the term “Confidential Information” means: confidential information disclosed to Executive or known by Executive as a consequence of or through Executive’s relationship with the Company about the customers, employees, business methods, public relations methods, organization, procedures or finances, including, without limitation, information of or relating to customer lists, product lists, product road maps, technology specifications or other information related to the products and services of the Company and its affiliates. Nothing herein shall limit in any way any obligation Executive may have relating to Confidential Information under any other agreement with or promise to the Company. The parties agree that Executive shall have access to the Company’s latest technology in connection with his role as the Chairman of the Technology Advisory Committee and beta test program of the Company, which information shall also be Confidential Information.

(c) Non-Solicitation. Executive hereby agrees that, for the twelve (12) month period immediately following the termination of the Transition Period, Executive shall not, either on his own account or jointly with or as a manager, agent, officer, employee, consultant, partner, joint venturer, owner or shareholder or otherwise on behalf of any other person, firm or corporation, directly or indirectly solicit or attempt to solicit away from the Company any of its officers or employees or offer employment to any person who, on or during the six (6) months immediately preceding the date of such solicitation or offer, is or was an officer or employee of the Company; provided, however, that a general advertisement to which an employee of the Company responds shall in no event be deemed to result in a breach of this Section 8(c).

9. Releases; Resignations. Executive’s right to receive any payments or other compensation to be made to Executive pursuant to this Agreement to which he is not already entitled (e.g., excluding Stock Awards that continue to vest according to their terms as in effect prior to the Effective Date), including any base salary, bonus or retainer during the term of this Agreement, shall be contingent on (a) Executive providing to the Company (and failing to revoke) a full and complete general release in the form attached hereto as Exhibit A-1 (the “Initial Release”) prior to the Effective Date and (b) Executive providing to the Company a signed letter of resignation from the boards of directors of TiVo International, Inc., TiVo Intl II, Inc., TCG, Inc., TiVo Brands LLC and TiVo (UK) Limited. The payments to be made to Executive pursuant to Section 5(b)(ii) and 5(c) shall be contingent on Executive providing to the Company (and failing to revoke) an additional general release in the form attached hereto as Exhibit A-2 (the “Termination Release”) effective as of the date of termination of his employment by or service to the Company.

10. Nondisparagement; Confidentiality. Executive agrees that neither he nor anyone acting by, through, under or in concert with him shall disparage or otherwise communicate negative statements or opinions about the Company, its Board members, officers, employees or business. The Company agrees that neither its Board members nor officers shall disparage or otherwise communicate negative statements or opinions about Executive. Except as may be required by law, neither Executive, nor any member of Executive’s family, nor anyone else acting by, through, under or in concert with Executive will disclose to any individual or entity (other than Executive’s legal or tax advisors) the terms of this Agreement.

11. Arbitration, Dispute Resolution, Etc.

(a) Arbitration Procedures. Except as set forth in Section 8, any disagreement, dispute, controversy or claim arising out of or relating to this Agreement or the interpretation of this Agreement or any arrangements relating to this Agreement or contemplated in this Agreement or the breach, termination or invalidity thereof shall be settled by final and binding arbitration administered by JAMS/Endispute in San Jose, California in accordance with the then existing JAMS/Endispute Arbitration Rules and Procedures for Employment Disputes. In the event of such an arbitration proceeding, Executive and the Company shall select a mutually acceptable neutral arbitrator from among the JAMS/Endispute panel of arbitrators. In the event Executive and the Company cannot agree on an arbitrator, the Administrator of JAMS/Endispute will appoint an arbitrator. Neither Executive nor the Company nor the arbitrator shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings. The arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the state of California, or federal law, or both, as applicable, and the arbitrator is without jurisdiction to apply any different substantive law. The arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure. The arbitrator shall render an award and a written, reasoned opinion in support thereof. Judgment upon the award may be entered in any court having jurisdiction thereof.

(b) Expenses; Legal Fees. The Company shall pay, or reimburse Executive for, all administrative fees and costs, and all arbitrator’s fees and expenses incurred by Executive in connection with any Dispute arising out of or related to this Agreement. In addition, the Company shall reimburse Executive up to $12,500 for his reasonable attorney’s fees incurred in connection with negotiating and documenting this Agreement.

12. Litigation Cooperation. Executive agrees to give reasonable cooperation, at the Company’s request, in any pending or future litigation or arbitration brought against the Company and in any investigation the Company may conduct. The Company agrees to (x) reimburse Executive for his reasonable expenses incurred in connection with such cooperation within thirty (30) days after receipt of an invoice from Executive setting forth in reasonable detail such expenses, (y) during the Transition Period, reimburse Executive for his time spent in connection with such cooperation at a rate of no less than $250 per hour for each hour of litigation cooperation over twenty (20) hours per week he spends on Company matters (including time spent as an employee during the Transition Period and time spent providing litigation cooperation), and (z) following the Transition Period, reimburse Executive for his time spent in connection with such litigation cooperation at a rate of no less than $250 per hour. Air travel, hotel costs and entertainment expenses will be reimbursed consistent with the Company’s past practices with respect to Executive, as determined by the Company’s Chief Executive Officer, in his reasonable discretion. Notwithstanding the foregoing, the Company shall have no obligation by virtue of this Section 12 to pay Executive for time spent and expenses incurred by Executive in any pending or future litigation or arbitration where Executive is a co-defendant or party to the arbitration or litigation.

13. Indemnification Agreement. The Company hereby reaffirms its obligations under that certain Indemnification Agreement between the Company and Executive substantially in the form filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with Securities and Exchange Commission (File No. 333-83515) (the “Indemnification Agreement”). The Company’s obligations under the Indemnification Agreement shall survive Executive’s termination of employment by or service to the Company.

14. Miscellaneous.

(a) Entire Agreement. This Agreement and the agreements referenced herein set forth the entire agreement of the parties hereto in respect of the subject matter contained herein and therein and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto, and any prior agreement of the parties hereto in respect of the subject matter contained herein, including without limitation, any prior severance agreements, any contrary or limiting provisions in any Company equity compensation plan and that certain Change of Control Terms and Conditions dated as of December 29, 2003, between Executive and the Company. Any of Executive’s rights hereunder shall be in addition to any rights Executive may otherwise have under benefit plans or agreements of the Company (other than severance plans or agreements) to which Executive is a party or in which Executive is a participant, including, but not limited to, any Company sponsored employee benefit plans and stock option plans. The provisions of this Agreement shall not in any way abrogate Executive’s rights under such other plans and agreements. In addition, except as specified in Section 7 hereof, this Agreement shall not limit in any way any obligation Executive may have under any other agreement with or promise to the Company relating to confidentiality, proprietary rights in technology or the assignment of interests in any intellectual property.

(b) Assignment; Assumption by Successor.

(i) The rights of the Company under this Agreement may, without the consent of Executive, be assigned by the Company, in its sole and unfettered discretion, to any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly, acquires all or substantially all of the assets or business of the Company. The Company shall require any successor (whether direct or indirect, by purchase, merger or otherwise) to all or substantially all of the business or assets of the Company expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place; provided, however, that no such assumption shall relieve the Company of its obligations hereunder. Unless expressly provided otherwise, “Company” as used herein shall mean the Company as defined in this Agreement and any successor to its business and/or assets as aforesaid.

(ii) None of the rights of Executive to receive any form of compensation payable pursuant to this Agreement shall be assignable or transferable except through a testamentary disposition or by the laws of descent and distribution upon the death of Executive. Any attempted assignment, transfer, conveyance, or other disposition (other than as aforesaid) of any interest in the rights of Executive to receive any form of compensation to be made by the Company pursuant to this Agreement shall be void.

(iii) This Agreement shall inure to the benefit of and be enforceable by Executive and his personal or legal representatives, executors, administrators, successors, heirs, distributes, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder had he continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee or, if there is no such designee, to his estate.

(c) Survival. The covenants, agreements, representations and warranties contained in or made in Sections 5, 6, 7, 8, 10, 11, 12, 13 and 14 of this Agreement shall survive any termination of Executive’s services or any termination of this Agreement.

(d) Third-Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

(e) Waiver. The failure of either party hereto at any time to enforce performance by the other party of any provision of this Agreement shall in no way affect such party’s rights thereafter to enforce the same, nor shall the waiver by either party of any breach of any provision hereof be deemed to be a waiver by such party of any other breach of the same or any other provision hereof.

(f) Section Headings. The headings of the several sections in this Agreement are inserted solely for the convenience of the parties and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

(g) Notices. All notices, requests and other communications hereunder shall be in writing and shall be delivered by courier or other means of personal service (including by means of a nationally recognized courier service or professional messenger service), or sent by telex or telecopy or mailed first class, postage prepaid, by certified mail, return receipt requested, in all cases, addressed to:

If to the Company or the Board:

TiVo Inc.

2160 Gold Street

Alviso, California 95002-2160

Attention: Secretary

If to Executive:

Michael Ramsay

13060 N. Alta Lane

Los Altos Hills, CA 94022

All notices, requests and other communications shall be deemed given on the date of actual receipt or delivery as evidenced by written receipt, acknowledgement or other evidence of actual receipt or delivery to the address. In case of service by telecopy, a copy of such notice shall be personally delivered or sent by registered or certified mail, in the manner set forth above, within three business days thereafter. Any party hereto may from time to time by notice in writing served as set forth above designate a different address or a different or additional person to which all such notices or communications thereafter are to be given.

(h) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

(i) Governing Law and Venue. This Agreement is to be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such State, and without regard to the conflicts of laws principles thereof. Except as provided in Sections 8 and 11, any suit brought hereon shall be brought in the state or federal courts sitting in San Jose, California, the parties hereto hereby waiving any claim or defense that such forum is not convenient or proper. Each party hereby agrees that any such court shall have in personam jurisdiction over it and consents to service of process in any manner authorized by California law.

(j) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

(k) Construction. The language in all parts of this Agreement shall in all cases be construed simply, according to its fair meaning, and not strictly for or against any of the parties hereto. Without limitation, there shall be no presumption against any party on the ground that such party was responsible for drafting this Agreement or any part thereof.

(l) Code Section 409A. This Agreement shall be interpreted, construed and administered in a manner that satisfies the requirements of Section 409A of the Code and the Treasury Regulations thereunder, and any payment scheduled to be made hereunder that would otherwise violate Section 409A of the Code shall be delayed or accelerated (whichever is most favorable to Executive, in his reasonable discretion) to the extent necessary for this Agreement and such payment to comply with Section 409A and the Treasury Regulations thereunder.

(m) Amendment. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and such officer of the Company as may be specifically designated by the Board.

(n) Taxes. All compensation payable to Executive hereunder shall be subject to applicable tax withholding. Executive acknowledges that (i) the Company has made no representation to Executive as to the tax treatment of any compensation or benefits to be paid to Executive under this Agreement, (ii) the tax treatment of any compensation or benefits paid to Executive under this Agreement will be determined in the reasonable discretion of the Company, which determination will be final and binding on the parties, and (iii) the Company has no obligation to “gross-up” any amounts payable to Executive under this Agreement for taxes payable by Executive thereon.

(o) RIGHT TO ADVICE OF COUNSEL. EXECUTIVE ACKNOWLEDGES THAT HE HAS THE RIGHT, AND IS ENCOURAGED, TO CONSULT WITH HIS LAWYER; BY HIS SIGNATURE BELOW, EXECUTIVE ACKNOWLEDGES THAT HE HAS CONSULTED WITH HIS LAWYER CONCERNING THIS AGREEMENT.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

TIVO INC.

By:	/s/ GEOFF YANG
Print Name:	Geoff Yang

/s/ MICHAEL RAMSAY
Michael Ramsay

(Signature Page to Employment Transition Agreement)

EXHIBIT A-1

GENERAL RELEASE OF CLAIMS

(Initial Release)

This General Release of Claims (“Release”) is entered into as of this 29th day of July, 2005, between Michael Ramsay (“Executive”), and TiVo Inc., a Delaware corporation (the “Company”) (collectively referred to herein as the “Parties”), effective eight (8) days after Executive’s signature (the “Effective Date”), unless Executive revokes his acceptance as provided in Paragraph 3(c), below.

WHEREAS, Executive and the Company are parties to that certain Employment Transition Agreement dated as of July 29, 2005 (the “Agreement”);

WHEREAS, Executive’s execution of this Release is a material inducement to the Company’s entering into the Agreement; and

WHEREAS, the Company and Executive now wish to fully and finally resolve all matters between them.

NOW, THEREFORE, in consideration of, and subject to, the Company’s execution of the Agreement, the adequacy of which is hereby acknowledged by Executive, and which Executive acknowledges that he would not otherwise be entitled to receive, Executive and the Company hereby agree as follows:

1. General Release of Claims by Executive.

(a) Executive, on behalf of himself and his executors, heirs, administrators, representatives and assigns, hereby agrees to release and forever discharge the Company and all predecessors, successors and their respective parent corporations, affiliates, related, and/or subsidiary entities, and all of their past and present investors, directors, shareholders, officers, general or limited partners, employees, attorneys, agents and representatives, and the employee benefit plans in which Executive is or has been a participant by virtue of his employment with or service to the Company (collectively, the “Company Releasees”), from any and all claims, debts, demands, accounts, judgments, rights, causes of action, equitable relief, damages, costs, charges, complaints, obligations, promises, agreements, controversies, suits, expenses, compensation, responsibility and liability of every kind and character whatsoever (including attorneys’ fees and costs), whether in law or equity, known or unknown, asserted or unasserted, suspected or unsuspected (collectively, “Claims”), which Executive has or may have had against such entities based on any events or circumstances arising or occurring on or prior to the date hereof or on or prior to the Effective Date, arising directly or indirectly out of, relating to, or in any other way involving in any manner whatsoever Executive’s employment by or service to the Company or the termination thereof, including any and all claims arising under federal, state, or local laws relating to employment, including without limitation claims of wrongful discharge, breach of express or implied contract, fraud, misrepresentation, defamation, or liability in tort, and claims of any kind that may be brought in any court or administrative agency including, without limitation, claims under Title VII of the

Civil Rights Act of 1964, as amended, 42 U.S.C. Section 2000, et seq.; the Americans with Disabilities Act, as amended, 42 U.S.C. § 12101 et seq.; the Rehabilitation Act of 1973, as amended, 29 U.S.C. § 701 et seq.; the Civil Rights Act of 1866, and the Civil Rights Act of 1991; 42 U.S.C. Section 1981, et seq.; the Age Discrimination in Employment Act, as amended, 29 U.S.C. Section 621, et seq.; the Equal Pay Act, as amended, 29 U.S.C. Section 206(d); regulations of the Office of Federal Contract Compliance, 41 C.F.R. Section 60, et seq.; the Family and Medical Leave Act, as amended, 29 U.S.C. § 2601 et seq.; the Fair Labor Standards Act of 1938, as amended, 29 U.S.C. § 201 et seq.; The Employee Retirement Income Security Act, as amended, 29 U.S.C. § 1001 et seq.; and the California Fair Employment and Housing Act, California Government Code Section 12940, et seq.

Notwithstanding the generality of the foregoing, Executive does not release the following claims:

(i) Claims for unemployment compensation or any state disability insurance benefits pursuant to the terms of applicable state law;

(ii) Claims for workers’ compensation insurance benefits under the terms of any worker’s compensation insurance policy or fund of the Company;

(iii) Claims to continued participation in the Company’s group medical, dental, vision, and life insurance benefit plans pursuant to the Agreement;

(iv) Claims for indemnity under the bylaws of the Company, as provided for by Delaware law or under any applicable insurance policy with respect to Executive’s liability as an employee, director or officer of the Company of that certain Indemnification Agreement between Executive and the Company;

(v) Claims based on any right Executive may have to enforce the Company’s executory obligations under the Agreement or agreements related to stock awards granted to Executive by the Company;

(vi) Claims arising under the Agreement; and

(vii) Claims Executive may have to vested or earned compensation and benefits.

(b) EXECUTIVE ACKNOWLEDGES THAT HE HAS BEEN ADVISED OF AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

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BEING AWARE OF SAID CODE SECTION, EXECUTIVE HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

(c) Older Worker’s Benefit Protection Act. Executive agrees and expressly acknowledges that this Release includes a waiver and release of all claims which he has or may have under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. § 621, et seq. (“ADEA”). The following terms and conditions apply to and are part of the waiver and release of the ADEA claims under this Release:

(i) This paragraph and this Release are written in a manner calculated to be understood by him.

(ii) The waiver and release of claims under the ADEA contained in this Release does not cover rights or claims that may arise after the date on which he signs this Release.

(iii) This Release provides for consideration in addition to anything of value to which he is already entitled.

(iv) Executive has been advised to consult an attorney before signing this Release.

(v) Executive has been granted twenty-one (21) days after he is presented with this Release to decide whether or not to sign this Release. If he executes this Release prior to the expiration of such period, he does so voluntarily and after having had the opportunity to consult with an attorney, and hereby waives the remainder of the twenty-one (21) day period.

(vi) Executive has the right to revoke this general release within seven (7) days of signing this Release. In the event he does so, both this Release and the offer of benefits to him pursuant to the Agreement will be null and void in their entirety, and he will not receive any severance payments or benefits under the Agreement.

If he wishes to revoke this Release, Executive shall deliver written notice stating his intent to revoke this Release to the Chairman of the Nominating and Governance Committee of the Board of Directors of the Company at the offices of the Company on or before 5:00 p.m. on the seventh (7th) day after the date on which he signs this Release.

2. Release of Claims by the Company.

(a) As of the Effective Date, the Company voluntarily releases and discharges Executive and his heirs, successors, administrators, representatives, related entities and assigns and all of their past and present attorneys. representatives and agents, from all Claims which the Company has or may have had against such entities based on any events or circumstances arising or occurring on or prior to the date hereof or on or prior to the Effective

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Date, arising directly or indirectly out of, relating to or in any other way involving in any manner whatsoever Executive’s employment by or service to the Company. Notwithstanding the foregoing, nothing herein shall release or discharge any Claim by the Company against Executive as a result of any failure by him to perform his obligations under the Agreement or as a result of any acts of intentional misconduct or recklessness or any Claim which a corporation may not provide an officer with exculpation of, or indemnification from, under applicable Delaware law.

(b) THE COMPANY ACKNOWLEDGES THAT IT HAS BEEN ADVISED OF AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

BEING AWARE OF SAID CODE SECTION, THE COMPANY HEREBY EXPRESSLY WAIVES ANY RIGHTS IT MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

3. No Assignment. Executive represents and warrants to the Company Releasees that there has been no assignment or other transfer of any interest in any Claim that Executive may have against the Company Releasees, or any of them. Executive agrees to indemnify and hold harmless the Company Releasees from any liability, claims, demands, damages, costs, expenses and attorneys’ fees incurred as a result of any such assignment or transfer from Executive; provided, however, that this sentence shall not apply with respect to a claim challenging the validity of this general release with respect to a claim under the ADEA.

4. Paragraph Headings. The headings of the several paragraphs in this Release are inserted solely for the convenience of the Parties and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

5. Notices. All notices, requests and other communications hereunder shall be in writing and shall be delivered by courier or other means of personal service (including by means of a nationally recognized courier service or professional messenger service), or sent by telex or telecopy or mailed first class, postage prepaid, by certified mail, return receipt requested, in all cases, addressed to:

If to the Company or the Board:

TiVo Inc.

2160 Gold Street

P.O. Box 2160

Alviso, California 95002-2160

Attention: Secretary

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If to Executive:

Michael Ramsay

13060 N. Alta Lane

Los Altos Hills, CA 94022

All notices, requests and other communications shall be deemed given on the date of actual receipt or delivery as evidenced by written receipt, acknowledgement or other evidence of actual receipt or delivery to the address. In case of service by telecopy, a copy of such notice shall be personally delivered or sent by registered or certified mail, in the manner set forth above, within three business days thereafter. Any party hereto may from time to time by notice in writing served as set forth above designate a different address or a different or additional person to which all such notices or communications thereafter are to be given.

6. Severability. The invalidity or unenforceability of any provision of this Release shall not affect the validity or enforceability of any other provision of this Release, which shall remain in full force and effect.

7. Governing Law and Venue. This Release is to be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such State, and without regard to the conflicts of laws principles thereof. Any suit brought hereon shall be brought in the state or federal courts sitting in San Jose, California, the Parties hereby waiving any claim or defense that such forum is not convenient or proper. Each party hereby agrees that any such court shall have in personam jurisdiction over it and consents to service of process in any manner authorized by California law.

8. Counterparts. This Release may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

9. Construction. The language in all parts of this Release shall in all cases be construed simply, according to its fair meaning, and not strictly for or against any of the parties hereto. Without limitation, there shall be no presumption against any party on the ground that such party was responsible for drafting this Release or any part thereof.

10. Entire Agreement. This Release and the Agreement set forth the entire agreement of the Parties in respect of the subject matter contained herein and therein and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto, and any prior agreement of the Parties in respect of the subject matter contained herein.

11. Amendment. No provision of this Release may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by

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Executive and such officer of the Company as may be specifically designated by the Board of Directors of the Company.

12. Understanding and Authority. The Parties understand and agree that all terms of this Release are contractual and are not a mere recital, and represent and warrant that they are competent to covenant and agree as herein provided. The Parties have carefully read this Release in its entirety; fully understand and agree to its terms and provisions; and intend and agree that it is final and binding on all Parties.

(Signature Page Follows)

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IN WITNESS WHEREOF, and intending to be legally bound, the Parties have executed the foregoing Release as of the date first written above.

EXECUTIVE		TIVO INC.

	/s/ MICHAEL RAMSAY	By:	/s/ GEOFF YANG
Print Name:	Michael Ramsay	Print Name:	Geoff Yang

SIGNATURE PAGE TO INITIAL RELEASE

EXHIBIT A-2

GENERAL RELEASE OF CLAIMS

(Termination Release)

This General Release of Claims (“Release”) is entered into as of this          day of                                     , 200    , between Michael Ramsay (“Executive”), and TiVo Inc., a Delaware corporation (the “Company”) (collectively referred to herein as the “Parties”), effective eight (8) days after Executive’s signature (the “Effective Date”), unless Executive revokes his acceptance as provided in Paragraph 3(c), below.

WHEREAS, Executive and the Company are parties to that certain Employment Transition Agreement dated as of July 29, 2005 (the “Agreement”);

WHEREAS, the Parties agree that the termination of Executive’s service has triggered severance benefits to Executive under Section 5 of the Agreement, subject to Executive’s execution and non-revocation of this Release; and

WHEREAS, the Company and Executive now wish to fully and finally resolve all matters between them.

NOW, THEREFORE, in consideration of, and subject to, the severance benefits to be made available to Executive pursuant to Section 5 of the Agreement, the adequacy of which is hereby acknowledged by Executive, and which Executive acknowledges that he would not otherwise be entitled to receive, Executive and the Company hereby agree as follows:

1. General Release of Claims by Executive.

(a) Executive, on behalf of himself and his executors, heirs, administrators, representatives and assigns, hereby agrees to release and forever discharge the Company and all predecessors, successors and their respective parent corporations, affiliates, related, and/or subsidiary entities, and all of their past and present investors, directors, shareholders, officers, general or limited partners, employees, attorneys, agents and representatives, and the employee benefit plans in which Executive is or has been a participant by virtue of his employment with or service to the Company (collectively, the “Company Releasees”), from any and all claims, debts, demands, accounts, judgments, rights, causes of action, equitable relief, damages, costs, charges, complaints, obligations, promises, agreements, controversies, suits, expenses, compensation, responsibility and liability of every kind and character whatsoever (including attorneys’ fees and costs), whether in law or equity, known or unknown, asserted or unasserted, suspected or unsuspected (collectively, “Claims”), which Executive has or may have had against such entities based on any events or circumstances arising or occurring on or prior to the date hereof or on or prior to the Effective Date, arising directly or indirectly out of, relating to, or in any other way involving in any manner whatsoever Executive’s employment by or service to the Company or the termination thereof, including any and all claims arising under federal, state, or local laws relating to employment, including without limitation claims of wrongful discharge, breach of express or implied contract, fraud, misrepresentation, defamation, or liability in tort, and claims of any kind that may be brought in

1

any court or administrative agency including, without limitation, claims under Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. Section 2000, et seq.; the Americans with Disabilities Act, as amended, 42 U.S.C. § 12101 et seq.; the Rehabilitation Act of 1973, as amended, 29 U.S.C. § 701 et seq.; the Civil Rights Act of 1866, and the Civil Rights Act of 1991; 42 U.S.C. Section 1981, et seq.; the Age Discrimination in Employment Act, as amended, 29 U.S.C. Section 621, et seq.; the Equal Pay Act, as amended, 29 U.S.C. Section 206(d); regulations of the Office of Federal Contract Compliance, 41 C.F.R. Section 60, et seq.; the Family and Medical Leave Act, as amended, 29 U.S.C. § 2601 et seq.; the Fair Labor Standards Act of 1938, as amended, 29 U.S.C. § 201 et seq.; the Employee Retirement Income Security Act, as amended, 29 U.S.C. § 1001 et seq.; and the California Fair Employment and Housing Act, California Government Code Section 12940, et seq.

Notwithstanding the generality of the foregoing, Executive does not release the following claims:

(i) Claims for unemployment compensation or any state disability insurance benefits pursuant to the terms of applicable state law;

(ii) Claims for workers’ compensation insurance benefits under the terms of any worker’s compensation insurance policy or fund of the Company;

(iii) Claims to continued participation in the Company’s group medical, dental, vision, and life insurance benefit plans pursuant to the Agreement or the terms and conditions of the federal law known as COBRA;

(iv) Claims for indemnity under the bylaws of the Company, as provided for by Delaware law or under any applicable insurance policy with respect to Executive’s liability as an employee, director or officer of the Company of that certain Indemnification Agreement between Executive and the Company;

(v) Claims based on any right Executive may have to enforce the Company’s executory obligations under the Agreement or agreements related to stock awards granted to Executive by the Company;

(vi) Claims arising under the Agreement; and

(vii) Claims Executive may have to vested or earned compensation and benefits.

(b) EXECUTIVE ACKNOWLEDGES THAT HE HAS BEEN ADVISED OF AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

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BEING AWARE OF SAID CODE SECTION, EXECUTIVE HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

(c) Older Worker’s Benefit Protection Act. Executive agrees and expressly acknowledges that this Release includes a waiver and release of all claims which he has or may have under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. § 621, et seq. (“ADEA”). The following terms and conditions apply to and are part of the waiver and release of the ADEA claims under this Release:

(i) This paragraph, and this Release are written in a manner calculated to be understood by him.

(ii) The waiver and release of claims under the ADEA contained in this Release does not cover rights or claims that may arise after the date on which he signs this Release.

(iii) This Release provides for consideration in addition to anything of value to which he is already entitled.

(iv) Executive has been advised to consult an attorney before signing this Release.

(v) Executive has been granted twenty-one (21) days after he is presented with this Release to decide whether or not to sign this Release. If he executes this Release prior to the expiration of such period, he does so voluntarily and after having had the opportunity to consult with an attorney, and hereby waives the remainder of the twenty-one (21) day period.

(vi) Executive has the right to revoke this general release within seven (7) days of signing this Release. In the event he does so, both this Release and the offer of benefits to him pursuant to the Agreement will be null and void in their entirety, and he will not receive any severance payments or benefits under the Agreement.

If he wishes to revoke this Release, Executive shall deliver written notice stating his intent to revoke this Release to the Chairman of the Nominating and Governance Committee of the Board of Directors of the Company at the offices of the Company on or before 5:00 p.m. on the seventh (7th) day after the date on which he signs this Release.

2. Release of Claims by the Company.

(a) As of the Effective Date, the Company voluntarily releases and discharges Executive and his heirs, successors, administrators, representatives, related entities and assigns and all of their past and present attorneys. representatives and agents, from all Claims which the Company has or may have had against such entities based on any events or circumstances arising or occurring on or prior to the date hereof or on or prior to the Effective

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Date, arising directly or indirectly out of, relating to or in any other way involving in any manner whatsoever Executive’s employment by or service to the Company. Notwithstanding the foregoing, nothing herein shall release or discharge any Claim by the Company against Executive as a result of any failure by him to perform his obligations under the Agreement or as a result of any acts of intentional misconduct or recklessness or any Claim which a corporation may not provide an officer with exculpation of, or indemnification from, under applicable Delaware law.

(b) THE COMPANY ACKNOWLEDGES THAT IT HAS BEEN ADVISED OF AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

BEING AWARE OF SAID CODE SECTION, THE COMPANY HEREBY EXPRESSLY WAIVES ANY RIGHTS IT MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

3. No Assignment. Executive represents and warrants to the Company Releasees that there has been no assignment or other transfer of any interest in any Claim that Executive may have against the Company Releasees, or any of them. Executive agrees to indemnify and hold harmless the Company Releasees from any liability, claims, demands, damages, costs, expenses and attorneys’ fees incurred as a result of any such assignment or transfer from Executive; provided, however, that this sentence shall not apply with respect to a claim challenging the validity of this general release with respect to a claim under the ADEA.

4. Paragraph Headings. The headings of the several paragraphs in this Release are inserted solely for the convenience of the Parties and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

5. Notices. All notices, requests and other communications hereunder shall be in writing and shall be delivered by courier or other means of personal service (including by means of a nationally recognized courier service or professional messenger service), or sent by telex or telecopy or mailed first class, postage prepaid, by certified mail, return receipt requested, in all cases, addressed to:

If to the Company or the Board:

TiVo Inc.

2160 Gold Street

P.O. Box 2160

Alviso, California 95002-2160

Attention: Secretary

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If to Executive:

Michael Ramsay

13060 N. Alta Lane

Los Altos Hills, CA 94022

All notices, requests and other communications shall be deemed given on the date of actual receipt or delivery as evidenced by written receipt, acknowledgement or other evidence of actual receipt or delivery to the address. In case of service by telecopy, a copy of such notice shall be personally delivered or sent by registered or certified mail, in the manner set forth above, within three business days thereafter. Any party hereto may from time to time by notice in writing served as set forth above designate a different address or a different or additional person to which all such notices or communications thereafter are to be given.

6. Confidential Information; Return of Company Property. Executive hereby certifies that he has complied with Section 6(f) of the Agreement.

7. Severability. The invalidity or unenforceability of any provision of this Release shall not affect the validity or enforceability of any other provision of this Release, which shall remain in full force and effect.

8. Governing Law and Venue. This Release is to be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such State, and without regard to the conflicts of laws principles thereof. Any suit brought hereon shall be brought in the state or federal courts sitting in San Jose, California, the Parties hereby waiving any claim or defense that such forum is not convenient or proper. Each party hereby agrees that any such court shall have in personam jurisdiction over it and consents to service of process in any manner authorized by California law.

9. Counterparts. This Release may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

10. Construction. The language in all parts of this Release shall in all cases be construed simply, according to its fair meaning, and not strictly for or against any of the parties hereto. Without limitation, there shall be no presumption against any party on the ground that such party was responsible for drafting this Release or any part thereof.

11. Entire Agreement. This Release and the Agreement set forth the entire agreement of the Parties in respect of the subject matter contained herein and therein and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto, and any prior agreement of the Parties in respect of the subject matter contained herein.

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12. Amendment. No provision of this Release may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and such officer of the Company as may be specifically designated by the Board of Directors of the Company.

13. Understanding and Authority. The Parties understand and agree that all terms of this Release are contractual and are not a mere recital, and represent and warrant that they are competent to covenant and agree as herein provided. The Parties have carefully read this Release in its entirety; fully understand and agree to its terms and provisions; and intend and agree that it is final and binding on all Parties.

(Signature Page Follows)

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IN WITNESS WHEREOF, and intending to be legally bound, the Parties have executed the foregoing Release as of the date first written above.

EXECUTIVE	TIVO INC.

By:

Print Name:	Print Name:

Title:

SIGNATURE PAGE TO TERMINATION RELEASE